                                                                   Exhibit 10.21

                                  OMTOOL, LTD.

               STOCK PURCHASE AND RESTRICTION AGREEMENT - OFFICER

       Omtool, Ltd. (the "COMPANY") hereby enters into this Stock Purchase and Restriction Agreement, dated as of the date set forth below, with the Stockholder named herein (the "AGREEMENT") and issues and sells the Shares specified herein the following common stock pursuant to its 1997 Stock Plan, as amended. The terms and conditions attached hereto are also part hereof.

------------------------------------------------------------------ ---------------------------
Name of Employee (the "STOCKHOLDER"):                              [NAME]
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Date of this restricted stock purchase:                            [DATE]
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Number of shares of the Company's Common Stock issued and sold     [NUMBER OF SHARES]
under this Agreement (the "SHARES"):
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Purchase price per share:                                          $0.01
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Number of Shares that are Vested Shares on Vesting Start Date:     None
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Shares that are Unvested Shares on Vesting Start Date:             [NUMBER OF SHARES UNVESTED]
------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------ ---------------------------
Vesting Start Date:                                                [VESTING START DATE]
------------------------------------------------------------------ ---------------------------

   Vesting Schedule:

------------------------------------------------------------------ ---------------------------
On the annual anniversary date of the Vesting Start Date            [1/4 OF UNVESTED SHARES]
commencing one year from the Vesting Start Date:
------------------------------------------------------------------ ---------------------------

                                         OMTOOL, LTD.


-----------------------------------
Signature of Stockholder

                                         By:
-----------------------------------        -----------------------------------
Street Address                             Name of Officer:
                                           Title:

-----------------------------------
City / State / Zip Code

                                  OMTOOL, LTD.

               STOCK PURCHASE AND RESTRICTION AGREEMENT - OFFICER

       Omtool, Ltd. (the "COMPANY") agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company's Common Stock, $.01 par value per share ("COMMON STOCK"), on the following terms and conditions:

       1. GRANT UNDER PLAN. This stock purchase is made pursuant to and is governed by the Company's 1997 Stock Plan, as amended (as the same may be amended and/or restated from time to time, the "PLAN") and, unless the context otherwise requires, terms used herein shall have the same meanings as in the Plan. The Shares will be evidenced by this Agreement and the Stockholder will not receive a certificate for the Shares. Initially, the Stockholder will have his or her ownership of the Shares registered only in book-entry form in the recording of the transfer agent for the Company's Common Stock. Book-entry registration refers to a method of recording stock ownership in which no shares are issued to stockholders. After any date on which the Shares have become Vested Shares, the Stockholder may obtain, upon request from the Company to the transfer agent for the Company's Common Stock, a certificate for the Vested Shares registered in his or her name in book-entry form.

       2. PURCHASE AND SALE OF STOCK; PAYMENT OF PURCHASE PRICE. The Company hereby sells to the Stockholder, and the Stockholder hereby purchases from the Company, the Shares of Common Stock at the purchase price per Share set forth on the cover page. The purchase price shall be paid by the Stockholder upon execution and delivery of this Agreement by check payable to the Company.

       3. INVESTMENT REPRESENTATION. The Stockholder represents, warrants and acknowledges that he or she has had an opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the terms and conditions of this investment. The Stockholder represents and warrants to the Company that he or she is acquiring the Shares with his or her own funds, for his or her own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"). As applicable, the Company may place a legend on any stock certificate representing the Shares to the effect that the Shares were acquired pursuant to an investment representation without registration of the Shares and may make an appropriate notation with respect to the same on its stock records. As applicable, the Company may also place a legend on any stock certificate representing any of the Shares reflecting the restrictions on transfer and any rights of repurchase and rights of first refusal set forth herein and may make an appropriate notation on its stock records with respect to the same.

       The Stockholder understands that the Company is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Stockholder with any information necessary to enable the

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                                      -2-

Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

       4. VESTING IF EMPLOYMENT CONTINUES.


            (a) VESTING SCHEDULE. If the Stockholder has remained continuously an employee of the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall "VEST") on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page hereof. Subject to Section 4(b) below, if the Stockholder's employment by the Company ceases voluntarily or involuntarily, with or without cause, no additional Unvested Shares shall become Vested Shares under any circumstances with respect to the Stockholder. Any determination under this Agreement as to employment status or other matters referred to above shall be made in good faith by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, whose decision shall be binding on all parties.

            (b) ACCELERATED VESTING DUE TO ACQUISITION. Upon the consummation of an Acquisition (as defined in the Plan), the vesting provisions of this Agreement shall be accelerated by a period of one year such that the Stockholder shall be credited with one year of additional service time to the Company as an employee.

            In the event that the Stockholder is employed by the Company immediately prior to the consummation of an Acquisition and is terminated without "CAUSE" (as defined below) or terminates his or her own employment "FOR GOOD REASON" (as defined below) following the consummation of the Acquisition, then all installments of this Agreement shall vest in full immediately prior to such termination.

            "GOOD REASON" shall mean, without the Stockholder's express written consent, (i) termination for redundancy due to an Acquisition; (ii) any reduction in the Stockholder's base annual salary as in effect immediately preceding an Acquisition or as the same may be increased from time to time or failure to continue coverage of the Stockholder under any compensation or benefit plan made available to similarly situated employees of the acquiring party; (iii) (a) a requirement that the location in which the Stockholder perform his or her principal duties for the Company be changed following an Acquisition to a new location (the "NEW LOCATION") that is outside a radius of 50 miles from the principal business address at which the Stockholder performed his or her principal duties immediately preceding an Acquisition (the "OLD LOCATION"), unless the New Location is closer to the Stockholder's then current principal residential address than the Old Location or (b) a requirement that the location at which the Stockholder perform his or her principal duties for the Company be changed following an Acquisition to a New Location that results in a commute of more than 75 miles from the Stockholders's principal residential address; or (iv) a substantial change in the nature or scope of the functions or duties of the Stockholder from those attached to the position with the Company which the Stockholder held immediately prior to the Acquisition.

            "CAUSE" shall mean conduct involving one or more of the following:
       (i) disloyalty, gross negligence, willful misconduct, fraud or breach of fiduciary duty to the Company


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                                      -3-

       which causes material harm to the Company; (ii) deliberate disregard of the rules or policies of the Company, or willful breach of an employment or other agreement with the Company, which causes material harm to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company which causes material harm to the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

            (c) TERMINATION OF EMPLOYMENT. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Stockholder after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence that specifically refers to this Agreement. For purposes hereof, employment shall include a consulting arrangement between the Stockholder and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this Agreement. This Agreement shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Stockholder continuously remains an employee of the Company or any Subsidiary.

       5. RESTRICTIONS ON TRANSFER; PURCHASE BY THE COMPANY. The Stockholder shall not sell, assign, transfer, pledge, encumber or dispose of all or any of his or her Unvested Shares, except that Unvested Shares may be transferred only pursuant to this Section 5 hereof. The Stockholder may not at any time transfer any Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company. The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board of Directors of the Company in good faith. This prohibition shall be applicable in addition to and separately from the other provisions hereof.

       Upon the termination of the Stockholder's employment, the Stockholder shall sell to the Company (or the Company's assignee) all of his or her Unvested Shares in accordance with the procedures set forth below. The purchase price (the "REPURCHASE PRICE") of such Shares (the "REPURCHASED SHARES") shall be the purchase price per Share set forth on the cover page hereof (subject to adjustment as herein provided). The sale of the Repurchased Shares shall take place as soon as practicable at the principal executive offices of the Company at the time and date set by the Company. Such sale shall be effected by the Company's delivery of a stock power executed by the Stockholder in the form attached hereto and a letter from the Company to the Company's transfer agent noting the number of shares that are to be repurchased, against payment to the Stockholder by the Company of the Repurchase Price by check for the Repurchased Shares (which check may be delivered by mail). Upon the mailing of a check in

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                                      -4-

payment of the purchase price in accordance with the terms hereof, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

       Notwithstanding the foregoing, the Stockholder may transfer all or any of his or her Unvested Shares (x) as a gift to any member of his or her family or to any trust for the benefit of any such family member or the Stockholder; PROVIDED THAT any such transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder, or
(y) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder or (z) by court order, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder. As used herein, the word "FAMILY" shall include any spouse, lineal ancestor or descendant, brother or sister.

       6. DEATH; DISABILITY.


            (a) Upon the death or Disability (as defined below) of the Stockholder while in the employ of the Company, but only to the extent the Stockholder has any Unvested Shares, all Unvested Shares shall become Vested Shares.

            (b) DEFINITION OF DISABILITY. For purposes of this Agreement, the term "DISABILITY" shall mean "PERMANENT AND TOTAL DISABILITY" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "CODE").


       7. WITHHOLDING TAXES. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration. The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.

       8. FAILURE TO DELIVER SHARES. If any Stockholder (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to such Stockholder by registered mail, return receipt requested, the purchase price for such Shares as is herein specified. Thereupon, the
Company: (i) shall cancel on its books the entry or entries and/or certificates or certificates representing such Shares to be sold; and (ii) shall make, in lieu thereof, a new entry or entries or issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares, and thereupon all of such Stockholder's rights in and to such Shares shall terminate.

       9. ARBITRATION. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

       10. PROVISION OF DOCUMENTATION TO STOCKHOLDER. By signing this Agreement the Stockholder acknowledges receipt of a copy of this Agreement and a copy of the Plan.

       11. MISCELLANEOUS.


            (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Stockholder, to the address set forth on the cover page hereof or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

            (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

            (c) FRACTIONAL SHARES. All fractional Shares resulting from the adjustment provisions contained in the Plan shall be rounded down to the nearest whole share.

            (d) CHANGES IN CAPITAL STRUCTURE. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the securities received in respect of such event shall be "Shares" hereunder subject to this Agreement and shall retain the same status as "VESTED SHARES" or "UNVESTED SHARES" as the Shares in respect of which they were received, and the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company.

            (e) SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

            (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

            (g) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of Delaware without giving effect to the principles of the conflicts of laws thereof.

            (h) NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan, nor this Agreement, nor any provision hereof imposes any obligation on the Company to continue the Stockholder in employment or any other business relationship with the Company.

                                    * * * * *

                                   STOCK POWER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________, taxpayer identification or social security number __________________, residing at _______________________________
an aggregate of __________________ shares of common stock, $.01 par value per share (the "Shares"), of Omtool, Ltd. (the "Corporation"), a Delaware corporation standing in my name on the books of said Corporation, and do hereby irrevocably constitute and appoint the Corporation as attorney-in-fact to transfer the Shares in the books of the Corporation with full power of substitution in the premises.


Dated:
       ----------------------------



                                         By:
                                            -----------------------------------

                                         Print Name:
                                                    ---------------------------

Witness:
        ----------------------------